                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 27, 1999
                Date of Report (Date of earliest event reported)


                       HOST MARRIOTT SERVICES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                      1-14040                         52-1938672
(State of Organization)      (Commission File Number)      (IRS Employer Identification No.)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (301) 380-7000
              (Registrant's telephone number, including area code)

Item 1.  Changes in Control of Registrant.

         (a) As a result of the filing of a Certificate of Ownership and Merger with the Secretary of State of the Sate of Delaware on September 1, 1999 (the "Effective Time") Autogrill Acquisition Co., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Autogrill Overseas S.A., a Luxembourg corporation that is a wholly owned subsidiary of Autogrill S.p.A., an Italian corporation ("Parent"), was merged (the "Merger") with and into Host Marriott Services Corporation, a Delaware corporation (the "Registrant"), with the Registrant continuing as the surviving corporation (the "Surviving Corporation"), in accordance with that certain Agreement and Plan of Merger dated as of July 26, 1999, among the Registrant, the Purchaser and Parent (the "Merger Agreement"). As a result of the Merger and at the Effective Time, the Surviving Corporation became, as of the Effective Time, an indirect wholly owned subsidiary of Parent, and the Purchaser ceased to exist as a separate corporate entity.

         The Merger occurred subsequent to a tender offer (the "Offer") by the Purchaser for all outstanding shares of common stock, no par value per share (the "Common Stock"), including the associated series A junior preferred stock purchase rights (the "Rights"; the Common Stock and the Rights are collectively hereafter referred to as the "Shares"), issued pursuant to the Rights Agreement dated as of December 22, 1995 by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (as the same may be amended, the "Rights Agreement"), of the Registrant at a purchase price of $15.75 per Share in cash, without interest, which Offer expired at 12:00 Midnight, New York City time, on Thursday, August 26, 1999. On August 27, 1999, the Purchaser accepted for payment a total of 30,484,407 Shares, representing approximately 90.7% of the issued and outstanding Shares immediately prior to August 26, 1999, and on September 1, 1999, the Purchaser accepted for payment an additional total of 210,967 Shares, representing an additional 0.6% of the issued and outstanding Shares immediately prior to August 26, 1999. As a result of the Offer, the Purchaser purchased and acquired a total of 30,695,374 Shares.

         The Purchaser obtained the funds required to purchase the Shares through advances made directly by the Parent. The Parent obtained the funds through two separate Medium Term Multi-Currency Agreements with Cariplo-Cassa di Risparmio delle Provincie Lombarde S.p.A. (Branch 65 of Milan): one in the principal amount of Lit. 800 billion (the "Lit. 800 billion Acquisition Facility") and the second in the principal amount of Lit. 400 billion (the "Lit. 400 billion Acquisition Facility", and together with the Lit. 800 billion Acquisition Facility, the "Acquisition Facilities"). The Lit. 800 billion Acquisition Facility is unsecured, while the Lit. 400 billion Acquisition Facility is secured by short term investments of the Parent (equal to Lit. 400 billion). The LIBOR rate of interest being charged under both Acquisition Facilities is 12.5 basis points above the elected rate for the applicable period. The aggregate amount available and drawn down by Parent under the Acquisition Facilities to fund the purchase of the Shares by the Purchaser pursuant to the Offer and Merger and to pay related transaction expenses is Lit. 1,200 billion (approximately $661 million based upon the Noon Rate reported on July 29, 1999). As of the date hereof, the Parent intends to repay such loans from working capital, a refinancing of the Acquisition Facility or from the future issuance of debt securities.

         At the Effective Time, each issued and outstanding Share (other than Shares owned by the Registrant or any wholly owned subsidiary of the Registrant or by Parent, the Purchaser of any other wholly owned subsidiary of Parent and by stockholders who properly exercise appraisal rights under the General Corporation Law of the State of Delaware (the "DGCL")) was converted into and became the right to receive $15.75 per Share in cash, without interest, upon surrender and delivery of the certificate(s) representing such Shares (together with a properly completed and duly executed letter of transmittal described below) to The Bank of New York, as paying agent in connection with the Merger. Notwithstanding the Merger, Shares held by former stockholders of the Registrant may be subject to appraisal if appraisal rights are properly exercised under the DGCL as described in the Notice of Merger and Appraisal Rights Available to Former Stockholders of the Registrant dated September 10, 1999 and the related Letter of Transmittal (which together constitute the "Notice of Merger"), which Notice of Merger was mailed to former stockholders of the Registrant on September 10, 1999.

         As a result of the Merger, the transfer books of the Registrant were closed as of the Effective Time and trading in the Shares on The New York Stock Exchange (the "NYSE") was suspended by the NYSE prior to the opening of the market on September 1, 1999.

         Following the Effective Time, (1) William J. Shaw, J. Williard Marriott, Jr., Richard E. Marriott, Rosemary M. Collyer, R. Michael McCullough, Gilbert T. Ray and Andrew J. Young will resign from the Board of Directors of the Registrant and (2) Gianni Mion, Paolo Prota Giurleo, Carmine Meoli (each a director of the Purchaser immediately prior to the Effective Time), William W. McCarten (a director of the Registrant) and Gilberto Benetton, will become directors of the Surviving Corporation.

         (b) There are no arrangements known to the Registrant, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

               None.

         (b)      Pro Forma Financial Information

               None.

         (c)      Exhibits

               Exhibit No.     Description of Document
               -----------     -----------------------
               2.1             Agreement and Plan of Merger, dated as of July
                               26, 1999, by and among Host Marriott Services
                               Corporation, Autogrill S.p.A. and Autogrill
                               Acquisition Co.*
               2.2             Notice of Merger and Appraisal Rights Available
                               to Former Stockholders of Host Marriott Services
                               Corporation dated September 10, 1999.
               2.3             Letter of Transmittal to Surrender Certificates
                               formerly Representing Shares of Common Stock of
                               Host Marriott Services Corporation dated
                               September 10, 1999.



------------------------

*  Filed as an Exhibit to the Solicitation/Recommendation Statement on
   Schedule 14D-9 dated as of July 30, 1999 and incorporated by reference herein.

                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HOST MARRIOTT SERVICES CORPORATION



                                By:    /s/ Joe P. Martin
                                       -----------------------------------------
                                Name:  Joe P. Martin
                                Title: Senior Vice President,
                                       General Counsel and Secretary
Date:  September 10, 1999

                                  EXHIBIT INDEX


    Exhibit No.      Exhibit
    -----------      -------

      2.1            Agreement and Plan of Merger, dated as of July 26,
                     1999, by and among Host Marriott Services Corporation,
                     Autogrill S.p.A. and Autogrill Acquisition Co.*
      2.2            Notice of Merger and Appraisal Rights Available to
                     Former Stockholders of Host Marriott Services
                     Corporation dated September 10, 1999.
      2.3            Letter of Transmittal to Surrender Certificates formerly
                     Representing Shares of Common Stock of Host Marriott
                     Services Corporation dated September 10, 1999.






------------------------

* Filed as an Exhibit to the Solicitation/Recommendation Statement on Schedule 14D-9 dated as of July 30, 1999 and incorporated by reference herein.